UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2021

HOMETRUST BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-35593	45-5055422
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Woodfin Street, Asheville, North Carolina	28801
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (828) 259-3939

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HTBI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

On September 23, 2021, the Compensation Committee (the "Committee") of the Board of Directors of HomeTrust Bancshares, Inc. (the “Company”) approved, for the fiscal year ending June 30, 2022, targeted incentive award opportunities and performance measures and weightings under the Company’s Strategic Operating Committee Incentive Program (the “SOC Incentive Program”). For fiscal 2022, the targeted incentive award opportunities for the following executive officers (each of whom will be named an executive officer in the Company’s next annual meeting proxy statement) were established: Dana L. Stonestreet, Chairman and Chief Executive Officer, 55% of annual base salary; C. Hunter Westbrook, President and Chief Operating Officer, 45% of annual base salary; Tony J. VunCannon, Executive Vice President, Chief Financial Officer, Corporate Secretary and Treasurer, 30% of annual base salary; Marty T. Caywood, Executive Vice President and Chief Information Officer, 30% of annual base salary; and Keith J. Houghton, Executive Vice President and Chief Credit Officer, 30% of annual base salary. For Messrs. Stonestreet and Westbrook, the SOC Incentive Program performance measures and weightings will be as follows: pretax, pre-provision income (50% weighting); efficiency ratio (20% weighting); noninterest income (10% weighting); and functional team goals (20% weighting). For each of the other named executive officers, the SOC Incentive Program performance measures and weightings will be as follows: pretax, pre-provision income (45% weighting); efficiency ratio (20% weighting); noninterest income (10% weighting); and functional team goals (25% weighting).

The Committee also amended the SOC Incentive Program to provide that executive officers will receive a payout of 50% of their targeted incentive award opportunity if actual performance under a performance goal is at the threshold (minimum) level of performance, 100% of their targeted incentive award opportunity if actual performance is at the target level of performance, and 150% of their targeted incentive award opportunity if actual performance is at or above the stretch (maximum) level of performance. With this amendment, the payout percentages are consistent with those in the SOC Incentive Program prior to fiscal 2021. For the fiscal year ended June 30, 2021, the payout percentages were changed due to the uncertainties in the operating environment and the challenge of establishing reasonable targets due to the continued impacts of the COVID-19 pandemic.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOMETRUST BANCSHARES, INC.

Date: September 24, 2021	By:	/s/ Tony J. VunCannon
Tony J. VunCannon
Executive Vice President, Chief Financial Officer, Corporate Secretary and Treasurer

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